LARSON DAVIS INCORPORATED

                              AMENDED AND RESTATED

                        1996 DIRECTOR STOCK OPTION PLAN


     Larson Davis Incorporated, a Nevada corporation (the "Company"), adopts this "1996 Director Stock Option Plan" (the "Plan"), effective as of May 9, 1996, as subsequently amended and restated, under which options to acquire stock of the Company are granted to individuals who are serving as directors of the Company, on the terms and conditions set forth herein.

     1. Purpose of the Plan. The Plan is intended to aid the Company in maintaining and developing a management team, attracting qualified directors capable of assisting in the future success of the Company, and rewarding those individuals who have contributed to the success of the Company. It is designed to aid the Company in retaining the services of current directors and in attracting new directors when needed for future operations and growth and to provide such individuals with an incentive to remain directors of the Company, to use their best efforts to promote the success of the Company's business, and to provide them with an opportunity to obtain or increase a proprietary interest in the Company. The above aims will be effectuated through the granting of options ("Options") to purchase shares of common stock of the Company, par value $0.001 per share (the "Stock"), subject to the terms and conditions of this Plan.

     2. Shareholder Approval. The Plan shall become effective immediately on adoption by the board of directors of the Company (the "Board"). In addition, the Plan shall be submitted for approval by the Company's shareholders in the manner set forth below:

          (a) The Plan shall be submitted for approval by those shareholders of the Company who are entitled to vote on such matters at the next duly held shareholders' meeting or approved by the written consent of the holders of a majority of the issued and outstanding Stock of the Company. If the Plan is presented at a shareholders' meeting, it shall be approved by the affirmative vote of the holders of a majority of the issued and outstanding Stock in attendance, in person or by proxy, at such meeting. Notwithstanding the foregoing, the Plan may be approved by the shareholders in any other manner not inconsistent with the Company's articles of incorporation and bylaws, the applicable provisions of state corporate laws, and the applicable provisions of the Code and regulations adopted thereunder.

          (b) In the event the Plan is so approved, the secretary of the Company shall, as soon as practicable following the date of final approval, prepare and attach to this Plan certified copies of all relevant resolutions adopted by the shareholders and the Board. All Options previously granted under this Plan shall be deemed to have been granted as of the date of final approval by the board of directors.

     3. Administration of the Plan. Administration of the Plan shall be determined by the Board. Subject to compliance with applicable provisions of the governing law, the Board may delegate administration of the Plan or specific administrative duties with respect to the Plan, on such terms and to such committees of the Board as it deems proper. Any action taken with respect to the Plan by the Board shall be approved by a majority vote of those members of the Board in attendance at a meeting at which a quorum is present. Any action taken with respect to the Plan by a committee designated by the Board shall be approved as specified by the Board at the time of delegation. The interpretation and construction of the terms of the Plan by the Board or a duly authorized committee shall be final and binding on all participants in the Plan absent a showing of demonstrable error. No member of the Board or duly authorized committee shall be liable for any action taken or determination made in good faith with respect to the Plan.

     4. Shares of Stock Subject to the Plan. A total of 1,400,000 shares of Stock may be subject to, or issued pursuant to, Options granted under the terms of this Plan. In calculating the number of shares, (i) any shares subject to an Option under the Plan, which Option for any reason expires or is forfeited, terminated, or surrendered unexercised as to such shares, shall be added back to the total number of shares reserved for issuance under the terms of this Plan, and (ii) if any right to acquire Stock granted under the Plan is exercised by the delivery of shares of Stock or the relinquishment of rights to shares of Stock, only the net shares of Stock issued (the shares of Stock issued less the shares of Stock surrendered) shall count against the total number of shares reserved for issuance under the terms of this Plan.

     5. Term. This Plan shall be in effect from the date hereof until close of business May 9, 1999.

     6. Grant to Board Members. Each individual who is a member of the Board as of the effective date of this Plan and each individual who becomes a member of the Board during the term of this Plan shall be awarded an Option to acquire 200,000 shares of Stock at an exercise price equal to the closing bid price for the Stock on the date of grant or the date of extension of an offer to become a director, as designated by the Board at the time, as reported on the Nasdaq Stock Market ("Nasdaq"), or, if the Stock is not then listed on Nasdaq, as reported by another reliable quotation medium with respect to the principal trading market for the Stock of the Company.

     7. Reservation of Stock on Granting of Option. At the time of granting any Option under the terms of this Plan, there will be reserved for issuance on the exercise of the Option the number of shares of Stock of the Company subject to such Option. The Company may reserve either authorized but unissued shares or issued shares that have been reacquired by the Company.

     8.   Term of Options and Certain Limitations on Right to Exercise.

          (a) The Options shall be exercisable with respect to the shares subject to such Options for a period of five years after the right to acquire such shares become vested as provided below.

          (b) The term of the Option, once it is granted, may be reduced only as provided for in this Plan under the written provisions of the Option.

          (c) Unless otherwise specifically provided by the written provisions of the Option, no holder or his or her legal representative, legatee, or distributee will be, or shall be deemed to be, a holder of any shares subject to an Option unless and until the holder exercises his or her right to acquire all or a portion of the Stock subject to the Option and delivers the required consideration to the Company in accordance with the terms of this Plan and then only to the extent of the number of shares of Stock acquired. Except as specifically provided in this Plan or as otherwise specifically provided by the written provisions of the Option, no adjustment to the exercise price or the number of shares of Stock subject to the Option shall be made for dividends or other rights for which the record date is prior to the date the Stock subject to the Option is acquired by the holder.

          (d) Options under the Plan shall vest and become exercisable twenty-five percent (25%) at the time of the grant of the Option and an additional twenty-five percent (25%) on each of the first three anniversaries of the original date of grant; provided that, the holder of the Option is a director of the Company as of such anniversaries. If the holder is no longer a director of the Company for any reason, all unvested Options shall terminate and shall thereafter be null and void.

          (e) If any individual who receives an Option under the terms of this Plan is terminated or resigns from the Company within six months of such Option being granted, the unexercised portion of the Option, whether or not vested, shall be null and void, and such individual shall have no further rights thereunder as of the date of such termination or resignation.

          (f) In no event may an Option be exercised after the expiration of its term.

     9. Payment of Exercise Price. The exercise of any Option shall be contingent on receipt by the Company of cash, certified bank check to its order, or other consideration acceptable to the Company; provided that, payment may be made in whole or in part in shares of Stock that have been held for at least six months, valued at the then fair market value of the stock as determined by the board of directors or a duly authorized committee.

     10. Withholding. If the grant or exercise of an Option pursuant to this Plan is subject to withholding or other trust fund payment requirements of the Code or applicable state or local laws, the holder of such Option must, as a condition precedent to exercising the Options, deliver to the Company cash equal to such withholding obligation or evidence satisfactory to the Company that such withholding obligation has otherwise been met.

     11. Awards to Directors and Officers. To the extent the Company is subject to section 16(b) of the Exchange Act, Options granted under the Plan to directors and officers (as defined in Rule 16a-1 promulgated under the Exchange Act or any amendment or successor rule of like tenor) intended to qualify for the exemption from section 16(b) of the Exchange Act provided in Rule 16b-3 shall be subject to the following requirements, in addition to the other restrictions and limitations set forth in this Plan:

          (a) With respect to any award, the exercise price may not be less than the minimum required by applicable state law.

          (b) An Option or, if exercised, the Stock acquired on exercise, may not be transferred prior to the date that is more than six months subsequent to the date of the grant of the Option.

          (c) Any cash settlement of Options or surrender or withholding of shares of Stock to pay the exercise price of the Option, shall be made in accordance with the requirements of Rule 16b-3 or any amendment or successor rule of like tenor.

All of the foregoing restrictions and limitations are based on the governing provisions of the Exchange Act and the rules and regulations promulgated thereunder as of the date of adoption of this Plan. If at any time the governing provisions are amended to permit an Option to be granted or exercised pursuant to Rule 16b-3 or any amendment or successor rule of like tenor without one or more of the foregoing restrictions or limitations, or the terms of such restrictions or limitations are modified, the Board or a duly authorized committee may award Options to directors and officers, and may modify outstanding Options, in accordance with such changes, all to the extent that such action by the Board or a duly authorized committee does not disqualify the Options from exemption under the provisions of Rule 16b-3 or any amendment or successor rule of similar tenor.

     12. Dilution or Other Adjustment. In the event that the number of shares of Stock of the Company from time to time issued and outstanding is increased pursuant to a stock split or a stock dividend, the number of shares of Stock then covered by each outstanding Option granted hereunder shall be increased proportionately, with no increase in the total purchase price of the shares then so covered, and the number of shares of Stock subject to the Plan shall be increased by the same proportion. In the event that the number of shares of Stock of the Company from time to time issued and outstanding is reduced by a combination or consolidation of shares, the number of shares of Stock then covered by each outstanding Option granted hereunder shall be reduced proportionately, with no reduction in the total purchase price of the shares then so covered, and the number of shares of Stock subject to the Plan shall be reduced by the same proportion. In the event that the Company should transfer assets to another corporation and distribute the stock of such other corporation without the surrender of Stock of the Company, and if such distribution is not taxable as a dividend and no gain or loss is recognized by reason of section 355 of the Code or any amendment or successor statute of like tenor, then the total purchase price of the Stock then covered by each outstanding Option shall be reduced by an amount that bears the same ratio to the total purchase price then in effect as the market value of the stock distributed in respect of a share of the Stock of the Company, immediately following the distribution, bears to the aggregate of the market value at such time of a share of the Stock of the Company plus the stock distributed in respect thereof. In the event that the Company distributes the stock of a subsidiary to its shareholders, makes a distribution of a major portion of its assets, or otherwise distributes significant portion of the value of its issued and outstanding Stock to its shareholders, the number of shares then subject to each outstanding Option and the Plan, or the exercise price of each outstanding Option, may be adjusted in the reasonable discretion of the Board or a duly authorized committee. All such adjustments shall be made by the Board or duly authorized committee, whose determination upon the same, absent demonstrable error, shall be final and binding on all participants under the Plan. No fractional shares shall be issued, and any fractional shares resulting from the computations pursuant to this section shall be eliminated from the respective Option Award. No adjustment shall be made for cash dividends, for the issuance of additional shares of Stock for consideration approved by the Board, or for the issuance to stockholders of rights to subscribe for additional Stock or other securities.

     13. Assignment. No Option granted under this Plan shall be transferable other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order as defined in the Code or to family members of the Option holder or entities created for their benefit. Except as permitted by the foregoing, each Option granted under the Plan and the rights and privileges thereby conferred shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment, or similar process. On any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions thereof, or on the levy of any attachment or similar process on such rights and privileges, the Option and such rights and privileges shall immediately become null and void.

     14. Listing and Registration of Shares. Each Option shall be subject to the requirement that if at any time the Board shall determine, in its sole discretion, that it is necessary or desirable to list, register, or qualify the shares covered thereby on any securities exchange or under any state or federal law, or obtain the consent or approval of any governmental agency or regulatory body as a condition of, or in connection with, the granting of such Option or the issuance or purchase of shares thereunder, such Option may not be exercised in whole or in part unless and until such listing, registration, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

     15. Options. Options granted under the Plan shall be represented by a written agreement which shall be executed by the Company and which shall contain such terms and conditions as may be permitted under the terms of this Plan.

     16. No Right of Employment. Nothing contained in this Plan or any Option shall be construed as conferring on a director, officer, or employee any right to continue or remain as a director, officer, or employee of the Company or its subsidiaries.

     17. Amendment of the Plan. This Plan may not be amended more than once during any six month period, other than to comport with changes in the Code or the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder. Subject to the foregoing and, if the Company is subject to the provisions of section 16(b) of the Exchange Act, the limitations of Rule 16b-3 promulgated under the Exchange Act or any amendment or successor rule of like tenor, the Board or a duly authorized committee may modify and amend the Plan in any respect; provided, however, that to the extent such amendment or modification would cause the Plan to no longer comply with the applicable provisions of the Exchange Act with respect to Options granted to officers or directors under Rule 16b-3 or any amendment or successor rule of like tenor or with the provisions of the Code governing incentive stock options as they may be amended from time to time, such amendment or modification shall also be approved by the shareholders of the Company.

     Subject only to the foregoing, the Plan shall be deemed to be automatically amended as is necessary to maintain the Plan in compliance with the provisions of Rule 16b-3 promulgated under the Exchange Act or any amendment or successor rule of like tenor.

                                   ATTEST:



                                   Brian G. Larson, Chairman




                            SECRETARY'S CERTIFICATE

     The undersigned, the duly constituted and elected secretary of Larson Davis Incorporated, hereby certifies that a duly constituted meeting of the
shareholders held on                , 1997, pursuant to notice and at which a
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quorum was present in accordance with the requirements of law and the Company's articles of incorporation and bylaws, the foregoing 1996 Director Stock Option Plan was approved by the affirmative vote of the holders of a majority of the shares of common stock voted at such meeting.

     DATED this       day of                , 1997.
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                                   LARSON DAVIS INCORPORATED



                                   By
                                     Dan J. Johnson, Secretary